UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                     Investment Company Act file number 811-4108

                           OPPENHEIMER VALUE FUND/VA
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                                                   (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                              (Name and address of agent for service)


           Registrant's telephone number, including area code: (303) 768-3200
                                                               --------------

                                      Date of fiscal year end:  DECEMBER 31
                                                                -----------

          Date of reporting period: JANUARY 2, 2003 - DECEMBER 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Strong stock selection--especially in the consumer-discretionary, consumer staples, financials, and health care sectors--helped generate favorable performance during the period. Our management strategy remained consistent throughout the reporting period, as it does in all types of market conditions. While the stocks we select for the Fund may well be influenced by what is happening in the economy and stock market, we believe we serve our shareholders best by evaluating stocks in a variety of sectors and choosing those that we believe offer the best value within each category. In other words, we primarily look to evaluate energy stocks against other energy stocks, technology stocks against other technology stocks, and so on.
   Investments in stocks of companies that provide satellite television services is one example of how we applied this strategy during the past 12 months. As we assessed value opportunities in the consumer-discretionary sector, and specifically the media industry, we became convinced that companies that provide satellite television services would continue to grow faster than other media companies. We also anticipated an increase in companies that provide satellite services' free cash flow (cash flow after expenses). Finally, we believed that some companies that provide satellite television services' stocks offered compelling value compared to other consumer-discretionary stocks.
   Based on this analysis, we bought shares of companies that provide satellite television services such as EchoStar Communication Corp. and General Motors--Class H Stock (also called Hughes Electronics which owns DirecTV). This decision proved to be a successful one for the Fund. Both stocks performed very well during the past year and contributed to the portfolio's strong performance. As the period went on, however, we reduced our weighting in both names because we believed their rising prices left them less-attractively valued.
   Another strong consumer-discretionary performer for the Fund was OfficeMax, Inc. one of the nation's leading office-supply retailers. A takeover bid from Boise Cascade boosted OfficeMax's stock price. In the financial sector, the Fund benefited from owning Chubb Corp., a large property- and casualty-insurance holding company. Chubb saw its profit margins improve during the period, thanks to a more favorable pricing environment for insurance companies and the firm's ability to keep expenses under control. Finally, in the health care sector, health benefits provider Aetna Inc. added to performance. We invested in Aetna because we anticipated that increased profitability would lead to an improvement in the company's medical-loss ratio (the amount spent on medical care compared to administrative costs). That anticipation was met during the period, and Aetna's earnings and stock price rose accordingly. Late in the period, we began to reduce some positions in the financial sector, specifically paring our stake in Travelers Property Casualty Corp. as we saw the pricing cycle slowing.
   Not all of the Fund's holdings performed as well as we hoped. In the industrials sector, for example, we were disappointed by some of our defense industry investments, including contractors Lockheed Martin Corp. and Raytheon Co. We had overweighted this area because we were expecting increased revenues stemming from strong demand for defense technology. Unfortunately, these stocks were hurt after short-term investors abandoned them following the end of the Iraq war. A dramatic increase in the budget deficit also was a concern for investors. While we eliminated our position in Lockheed Martin, we remained invested in Raytheon for two reasons. First, we believe that the company's free cash flow will improve. Second, we noted that Raytheon should benefit from increasing demand for international missile defense products.
   Also detracting from Fund performance were telecommunications-services stocks. Long-distance provider AT&T Corp., for example, a company we owned at various times throughout the period, was one notable laggard. The company's stock fell sharply on earnings weakness early in 2003, leading us to sell our position. We later bought it back once it appeared that the company's situation had stabilized. Overall, AT&T had a negative impact on the Fund during the reporting period.


3 | OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 2003. Performance is measured from inception on January 2, 2003. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of the Russell 1000 Value Index, an unmanaged index which measures the performance of those S&P 500 companies with lower price-to-book ratios and lower forecasted growth values. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

NON-SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Value Fund/VA
     Russell 1000 Value Index

                                 GRAPHIC OMITTED

                  Oppenheimer Value                  Russell 1000 Value
                      Fund/VA                              Index

01/02/2003            $10,000                             $10,000
03/31/2003              9,230                               9,514
06/30/2003             10,800                              11,157
09/30/2003             11,250                              11,387
12/31/2003             12,900                              13,003

CUMULATIVE TOTAL RETURN OF THE FUND AT 12/31/03
Since Inception  29.00%   Inception Date  1/2/2003

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR MORE CURRENT PERFORMANCE DATA, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR OR CALLING US AT 1.800.981.2871. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. AN EXPLANATION OF THE CALCULATION OF THE PERFORMANCE IS IN THE STATEMENT OF ADDITIONAL INFORMATION.


4 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS DECEMBER 31, 2003

                                                   MARKET VALUE
                                          SHARES     SEE NOTE 1
---------------------------------------------------------------
 COMMON STOCKS--98.2%
---------------------------------------------------------------
 CONSUMER DISCRETIONARY--12.3%
---------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--2.1%
 McDonald's Corp.                          3,300    $    81,939
---------------------------------------------------------------
 MEDIA--9.1%
 EchoStar Communications Corp., Cl. A 1      500         17,000
---------------------------------------------------------------
 Liberty Media Corp., Cl. A 1              17,700        210,453
---------------------------------------------------------------
 UnitedGlobalCom, Inc., Cl. A 1            14,830        125,758
                                                    -----------
                                                        353,211

---------------------------------------------------------------
 TEXTILES, APPAREL & LUXURY GOODS--1.1%
 Nike, Inc., Cl. B                           600         41,076
---------------------------------------------------------------
 CONSUMER STAPLES--8.0%
---------------------------------------------------------------
 BEVERAGES--0.9%
 Constellation Brands, Inc., Cl. A 1        1,100         36,223
---------------------------------------------------------------
 FOOD & STAPLES RETAILING--3.1%
 Costco Wholesale Corp. 1                  3,200        118,976
---------------------------------------------------------------
 TOBACCO--4.0%
 Altria Group, Inc.                        2,800        152,376
---------------------------------------------------------------
 ENERGY--8.0%
---------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--1.4%
 Halliburton Co.                           1,600         41,600
---------------------------------------------------------------
 Talisman Energy, Inc.                       200         11,320
                                                    -----------
                                                         52,920
---------------------------------------------------------------
 OIL & GAS--6.6%
 BP plc, ADR                               4,200        207,270
---------------------------------------------------------------
 LUKOIL, Sponsored ADR                       300         27,930
---------------------------------------------------------------
 YUKOS, ADR                                  500         21,000
                                                    -----------
                                                        256,200

---------------------------------------------------------------
 FINANCIALS--26.3%
---------------------------------------------------------------
 CAPITAL MARKETS--2.2%
 Bank of New York Co., Inc. (The)          2,600         86,112
---------------------------------------------------------------
 COMMERCIAL BANKS--8.7%
 Bank of America Corp.                       600         48,258
---------------------------------------------------------------
 FleetBoston Financial Corp.               2,700        117,855
---------------------------------------------------------------
 SunTrust Banks, Inc.                      1,600        114,400
---------------------------------------------------------------
 Wells Fargo & Co.                         1,000         58,890
                                                    -----------
                                                        339,403

---------------------------------------------------------------
 DIVERSIFIED FINANCIAL SERVICES--8.6%
 Citigroup, Inc.                           2,200        106,788
---------------------------------------------------------------
 Franklin Resources, Inc.                  1,200         62,472
---------------------------------------------------------------
 Merrill Lynch & Co., Inc.                   700         41,055
---------------------------------------------------------------
 Morgan Stanley                            2,100        121,527
                                                    -----------
                                                        331,842


                                                   MARKET VALUE
                                          SHARES     SEE NOTE 1
---------------------------------------------------------------
 INSURANCE--6.8%
 Chubb Corp.                               1,100    $    74,910
---------------------------------------------------------------
 Platinum Underwriters Holdings Ltd.       2,200         66,000
---------------------------------------------------------------
 Prudential Financial, Inc.                2,900        121,133
                                                    -----------
                                                        262,043

---------------------------------------------------------------
 HEALTH CARE--4.6%
---------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--2.8%
 Aetna, Inc.                               1,100         74,338
---------------------------------------------------------------
 PacifiCare Health Systems, Inc. 1           300         20,280
---------------------------------------------------------------
 Service Corp. International 1             2,400         12,936
                                                    -----------
                                                        107,554

---------------------------------------------------------------
 PHARMACEUTICALS--1.8%
 Schering-Plough Corp.                     4,100         71,299
---------------------------------------------------------------
 INDUSTRIALS--15.2%
---------------------------------------------------------------
 AEROSPACE & DEFENSE--6.9%
 Boeing Co.                                1,700         71,638
---------------------------------------------------------------
 Raytheon Co.                              6,500        195,260
                                                    -----------
                                                        266,898

---------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--5.9%
 Cendant Corp. 1                           8,200        182,614
---------------------------------------------------------------
 ChoicePoint, Inc. 1                       1,200         45,708
                                                    -----------
                                                        228,322

---------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--2.3%
 Tyco International Ltd.                   3,400         90,100
---------------------------------------------------------------
 ROAD & RAIL--0.1%
 CNF Transportation, Inc.                    100          3,390
---------------------------------------------------------------
 INFORMATION TECHNOLOGY--8.2%
---------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--1.4%
 QUALCOMM, Inc.                            1,000         53,930
---------------------------------------------------------------
 COMPUTERS & PERIPHERALS--3.2%
 Hewlett-Packard Co.                       5,400        124,038
---------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--2.1%
 Flextronics International Ltd. 1          2,200         32,648
---------------------------------------------------------------
 Symbol Technologies, Inc.                 2,300         38,847
---------------------------------------------------------------
 Thermo Electron Corp. 1                     400         10,080
                                                    -----------
                                                         81,575

---------------------------------------------------------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
 Brooks Automation, Inc. 1                   700         16,919
---------------------------------------------------------------
 SOFTWARE--1.0%
 Compuware Corp. 1                         6,600         39,864


5 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS Continued

                                                   MARKET VALUE
                                          SHARES     SEE NOTE 1
---------------------------------------------------------------
 MATERIALS--4.9%
---------------------------------------------------------------
 CHEMICALS--2.7%
 Dow Chemical Co.                          2,000    $    83,140
---------------------------------------------------------------
 IMC Global, Inc.                          2,200         21,846
                                                    -----------
                                                        104,986

---------------------------------------------------------------
 CONTAINERS & PACKAGING--0.5%
 Smurfit-Stone Container Corp.             1,100         20,427
---------------------------------------------------------------
 PAPER & FOREST PRODUCTS--1.7%
 Bowater, Inc.                               500         23,155
---------------------------------------------------------------
 Sappi Ltd., Sponsored ADR                 3,100         42,377
                                                    -----------
                                                         65,532

---------------------------------------------------------------
 TELECOMMUNICATION SERVICES--5.4%
---------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--3.0%
 IDT Corp., Cl. B 1                        3,300         76,329
---------------------------------------------------------------
 Verizon Communications, Inc.              1,100         38,588
                                                    -----------
                                                        114,917

---------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--2.4%
 AT&T Corp.                                1,900         38,570
---------------------------------------------------------------
 Vodafone Group plc, Sponsored ADR         2,200         55,088
                                                    -----------
                                                         93,658

---------------------------------------------------------------
 UTILITIES--5.3%
---------------------------------------------------------------
 ELECTRIC UTILITIES--4.1%
 AES Corp. (The) 1                         9,100         85,904
---------------------------------------------------------------
 Dominion Resources, Inc.                    500         31,915
---------------------------------------------------------------
 PG&E Corp. 1                              1,500         41,655
                                                    -----------
                                                        159,474



                                                   MARKET VALUE
                                          SHARES     SEE NOTE 1
---------------------------------------------------------------
 GAS UTILITIES--0.3%
 Kinder Morgan, Inc.                         200    $    11,820
---------------------------------------------------------------
 MULTI-UTILITIES--0.9%
 Equitable Resources, Inc.                   800         34,336
                                                    -----------
 Total Common Stocks (Cost $3,062,346)                3,801,360

                                       PRINCIPAL
                                          AMOUNT
---------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--0.9%
---------------------------------------------------------------
 Undivided interest of 0.03% in joint
 repurchase agreement (Principal
 Amount/Market Value $109,556,000,
 with a maturity value of $109,560,869)
 with Banc One Capital Markets,
 Inc., 0.80%, dated 12/31/03, to
 be repurchased at $35,002 on 1/2/04,
 collateralized by U.S. Treasury Bonds,
 4.25%, 11/30/13, with a value of
 $111,861,618 (Cost $35,000)             $35,000         35,000

---------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
 (COST $3,097,346)                          99.1%     3,836,360
---------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES             0.9         34,446
                                         -----------------------
 NET ASSETS                                100.0%   $ 3,870,806
                                         =======================

FOOTNOTE TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



6 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2003



--------------------------------------------------------------------------------------------
 ASSETS
 Investments, at value (cost $3,097,346)--see accompanying statement              $3,836,360
--------------------------------------------------------------------------------------------
 Cash                                                                                    242
 Receivables and other assets:
 Investments sold                                                                     43,478
 Interest and dividends                                                                6,606
 Other                                                                                   497
                                                                                  ----------
 Total assets                                                                      3,887,183

--------------------------------------------------------------------------------------------
 LIABILITIES
 Payables and other liabilities:
 Legal, auditing and other professional fees                                           8,344
 Shareholder reports                                                                   3,812
 Investments purchased                                                                 2,419
 Trustees' compensation                                                                1,143
 Other                                                                                   659
--------------------------------------------------------------------------------------------
 Total liabilities                                                                    16,377

--------------------------------------------------------------------------------------------
 NET ASSETS                                                                       $3,870,806
                                                                                  ==========

--------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
 Par value of shares of beneficial interest                                       $      300
--------------------------------------------------------------------------------------------
 Additional paid-in capital                                                        2,999,700
--------------------------------------------------------------------------------------------
 Accumulated net investment income                                                     8,769
--------------------------------------------------------------------------------------------
 Accumulated net realized gain on investments                                        123,023
--------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                          739,014
                                                                                  ----------
 NET ASSETS--applicable to 300,000 shares of beneficial interest outstanding      $3,870,806
                                                                                  ==========

--------------------------------------------------------------------------------------------
 NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE             $12.90


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


7 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF OPERATIONS For the Period Ended December 31, 2003 1

--------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $767)                  $ 51,859
--------------------------------------------------------------------------------
 Interest                                                                 1,471
                                                                       ---------
 Total investment income                                                 53,330

--------------------------------------------------------------------------------
 EXPENSES
 Management fees                                                         23,894
--------------------------------------------------------------------------------
 Legal, auditing and other professional fees                              8,750
--------------------------------------------------------------------------------
 Shareholder reports                                                      7,143
--------------------------------------------------------------------------------
 Trustees' compensation                                                   3,179
--------------------------------------------------------------------------------
 Custodian fees and expenses                                                162
--------------------------------------------------------------------------------
 Other                                                                    1,451
                                                                       ---------
 Total expenses                                                          44,579
 Less reduction to custodian expenses                                       (18)
                                                                       ---------
 Net expenses                                                            44,561

--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                    8,769

--------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN
 Net realized gain on investments                                       123,023
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                   739,014

--------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $870,806
                                                                       =========



1. For the period from January 2, 2003 (commencement of operations) to December 31, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


8 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF CHANGES AND NET ASSETS

 PERIOD ENDED DECEMBER 31,                                                                                   2003 1
-------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                                                                   $    8,769
-------------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                                          123,023
-------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                                                      739,014
                                                                                                         ----------
 Net increase in net assets resulting from operations                                                       870,806

-------------------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from beneficial interest transactions--Non-Service shares           3,000,000

-------------------------------------------------------------------------------------------------------------------
 NET ASSETS
 Total increase                                                                                           3,870,806
-------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                                             --
                                                                                                         ----------
 End of period [including accumulated net investment income of $8,769
 for the period ended December 31, 2003]                                                                 $3,870,806
                                                                                                         ==========



1. For the period from January 2, 2003 (commencement of operations) to December 31, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



9 | OPPENHEIMER VALUE FUND/VA

FINANCIAL HIGHLIGHTS

 NON-SERVICE SHARES  PERIOD  DECEMBER 31                               2003 1
-------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                  $10.00
-------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                    .03
 Net realized and unrealized gain                                        2.87
                                                                       --------
 Total from investment operations                                        2.90
-------------------------------------------------------------------------------
 Net asset value, end of period                                        $12.90
                                                                       ========

-------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 2                                     29.00%

-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                              $3,871
-------------------------------------------------------------------------------
 Average net assets (in thousands)                                     $3,205
-------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                   0.27%
 Total expenses                                                          1.39% 4
-------------------------------------------------------------------------------
 Portfolio turnover rate                                                  120%



1. For the period from January 2, 2003 (commencement of operations) to December 31, 2003.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




10 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Value Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). As of December 31, 2003, all Non-Service shares were owned by the Manager.
    The Fund currently offers Non-Service shares only. The class is sold at offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.




11 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued


--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                                                            NET UNREALIZED
                                                                                              APPRECIATION
                                                                                          BASED ON COST OF
                                                                                            SECURITIES AND
              UNDISTRIBUTED          UNDISTRIBUTED               ACCUMULATED             OTHER INVESTMENTS
              NET INVESTMENT             LONG-TERM                      LOSS            FOR FEDERAL INCOME
              INCOME                          GAIN              CARRYFORWARD                  TAX PURPOSES
----------------------------------------------------------------------------------------------------------
              $131,792                         $--                       $--                      $739,014

 No distributions were paid during the period ended December 31, 2003.

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities               $3,097,346
                                                              ==========

                 Gross unrealized appreciation                $  752,953
                 Gross unrealized depreciation                   (13,939)
                                                              ----------
                 Net unrealized appreciation                  $  739,014
                                                              ==========

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


12 | OPPENHEIMER VALUE FUND/VA

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                 PERIOD ENDED DECEMBER 31, 2003 1
                                         SHARES            AMOUNT
-----------------------------------------------------------------
 NON-SERVICE SHARES
 Sold                                   300,000        $3,000,000
                                        -------------------------
 Net increase                           300,000        $3,000,000
                                        =========================

 1. For the period from January 2, 2003 (commencement of operations) to December 31, 2003.

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended December 31, 2003, were $6,421,883 and $3,482,560, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund.
 The Fund pays OFS a per account fee.
    Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 OFFERING AND ORGANIZATIONAL COSTS. The Manager paid all offering and organizational costs associated with the registration and seeding of the Fund.


--------------------------------------------------------------------------------
 5. BORROWING AND LENDING ARRANGEMENTS
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Fund's Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the period ended or at December 31, 2003.



13 | OPPENHEIMER VALUE FUND/VA

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER VALUE FUND/VA:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2003, and the related statement of operations and statement of changes in net assets for the period from January 2, 2003 (commencement of operations) to December 31, 2003, and the financial highlights for the period indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund/VA as of December 31, 2003, the results of its operations and the changes in its net assets for the period from January 2, 2003 (commencement of operations) to December 31, 2003, and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America.




 DELOITTE & TOUCHE LLP

 Denver, Colorado
 February 12, 2004



14 | OPPENHEIMER VALUE FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

--------------------------------------------------------------------------------
 In early 2004, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2003 which are not designated as capital gain distributions should be multiplied by 32.27% to arrive at the amount eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES Unaudited

--------------------------------------------------------------------------------
 The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.



15| OPPENHEIMER VALUE FUND/VA

TRUSTEES AND OFFICERS Unaudited


---------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE   HELD BY TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY
                               TRUSTEE

INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                       CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HIS
                               OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,          Chairman of the following private mortgage banking companies: Cherry Creek
Chairman of the Board          Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994),
(since 2003) and               The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc.
Trustee (since 2003)           (since 1997); Chairman of the following private companies: Great Frontier
Age: 66                        Insurance (insurance agency) (since 1995), Ambassador Media Corporation and
                               Broadway Ventures (since 1984); a director of the following public companies:
                               Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992)
                               and UNUMProvident (insurance company) (since 1991). Mr. Armstrong is also a
                               Director/ Trustee of Campus Crusade for Christ and the Bradley Foundation.
                               Formerly a director of the following: Storage Technology Corporation (a publicly-held computer equipment company) (1991-February 2003), and
                               International Family Entertainment (television channel) (1992-1997), Frontier
                               Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier
                               Title (title insurance agency) (1995-June 1999); a U.S. Senator (January
                               1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner
Trustee (since 2003)           of private equity funds) (until February 2001); Chairman, President and Chief
Age: 72                        Executive Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice
                               Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards &
                               Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of
                               A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                               (until March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and
                               A.G. Edwards Trust Company. Oversees 38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,               Formerly (until April 1999): Senior Vice President (from September 1987) and
Trustee (since 2003)           Treasurer (from March 1985) of OppenheimerFunds, Inc. (the Manager); Vice
Age: 67                        President (from June 1983) and Treasurer (since March 1985) of OppenheimerFunds
                               Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since
                               February 1992), Treasurer (since July 1991) Assistant Secretary and a director
                               (since December 1991) of Centennial Asset Management Corporation; Vice President
                               (since October 1989) and Treasurer (since April 1986) of HarbourView Asset
                               Management Corporation (an investment advisory subsidiary of the Manager);
                               President, Treasurer and a director (June 1989-January 1990) of Centennial
                               Capital Corporation (an investment advisory subsidiary of the Manager); Vice
                               President and Treasurer (since August 1978) and Secretary (since April 1981) of
                               Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice
                               President, Treasurer and Secretary (since November 1989) of Shareholder
                               Financial Services, Inc. (a transfer agent subsidiary of the Manager); Assistant
                               Treasurer (since March 1998) of Oppenheimer Acquisition Corp. (the Manager's
                               parent corporation); Treasurer (since November 1989) of Oppenheimer Partnership
                               Holdings, Inc. (a holding company subsidiary of the Manager); Vice President and
                               Treasurer (since July 1996) of Oppenheimer Real Asset Management, Inc. (an
                               investment advisory subsidiary of the Manager); Chief Executive Officer and director (since March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager); Treasurer (since October 1997) of OppenheimerFunds
                               International Ltd. and OppenheimerFunds plc (offshore fund management subsidiaries of the Manager). Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,             A member of The Life Guard of Mount Vernon, George Washington's home (since June
Trustee (since 2003)           2000). Formerly (March 2001 - May 2002) Director of Genetic ID, Inc. and its
Age: 65                        subsidiaries (a privately held biotech company); a partner with
                               PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman
                               (from 1994-1998), Price Waterhouse LLP Global Investment Management Industry
                               Services Group. Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                 Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a
Trustee (since 2003)           not-for-profit foundation); and a director (since October 1999) of P.R.
Age: 61                        Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until October
                               1996) and President and Chief Executive Officer (until October 1995) of the
                               Manager; President, Chief Executive Officer and a director of Oppenheimer
                               Acquisition Corp., Shareholders Services Inc. and Shareholder Financial
                               Services, Inc. (until October 1995). Oversees 38 portfolios in the
                               OppenheimerFunds complex.




16| OPPENHEIMER VALUE FUND/VA


SAM FREEDMAN,                  Director of Colorado Uplift (a non-profit charity) (since September 1984).
Trustee (since 2003)           Formerly (until October 1994) Mr. Freedman held several positions in subsidiary
Age: 63                        or affiliated companies of the Manager. Oversees 38 portfolios in the
                               OppenheimerFunds complex.

BEVERLY L. HAMILTON,           Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Trustee (since 2003)           Investment Fund (open-end investment companies); Director of MML Services (since
Age: 57                        April 1987) and America Funds Emerging Markets Growth Fund (since October 1991)
                               (both are investment companies), The California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula,
                               (since February 2002); a trustee (since February 2000) of Monterey International
                               Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit.
                               Mrs. Hamilton also is a member of the investment committees of the Rockefeller
                               Foundation, the University of Michigan and Hartford Hospital. Formerly,
                               President (February 1991-April 2000) ARCO Investment Management Company.
                               Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,              Chairman and CEO (since 2003) of Steele Street State Bank (a commercial banking
Trustee (since 2003)           entity); Director (since 2001) of Jones Knowledge, Inc. (a privately held
Age: 59                        company), U.S. Exploration, Inc., (since 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation
                               (non-profit organization) (since 2000). Formerly, Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July
                               1996-April 1, 1999) and a director of Commercial Assets, Inc. (a REIT)
                               (1993-2000). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,      Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Trustee (since 2003)           Investment Fund (open-end investment companies); Trustee (since 1987), Chairman
Age: 61                        of the Board (since 2003) and Chairman of the investment committee (since 1994)
                               for the Worcester Polytech Institute; President and Treasurer (since January
                               1999) of the SIS Fund (a private not for profit charitable fund); Trustee (since
                               1995) of the Springfield Library and Museum Association; Trustee (since 1996) of the Community Music School of Springfield. Formerly, member of the investment committee of the Community Foundation of Western Massachusetts (1998 - 2003);
                               Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS
                               Bank); President, Chief Executive Officer and Director (May 1993-December 1998)
                               of SIS Bankcorp, Inc. and SIS Bank (formerly Springfield Institution for
                               Savings) and Executive Vice President (January 1999-July 1999) of Peoples
                               Heritage Financial Group, Inc. Oversees 38 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                    LIBERTY STREET, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE
                               TERM, UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee          (since September 2000) of the Manager; President and a director or trustee of
(since 2003)                   other Oppenheimer funds; President and a director (since July 2001) of
Age: 54                        Oppenheimer Acquisition Corp. and of Oppenheimer Partnership Holdings, Inc.; a
                               director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman
                               and a director (since July 2001) of Shareholder Services, Inc. and of
                               Shareholder Financial Services, Inc.; President and a director (since July 2001)
                               of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                               OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and Centennial
                               Asset Management Corporation (since November 2001), HarbourView Asset Management
                               Corporation and OFI Private Investments, Inc. (since July 2001); President
                               (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                               Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                               Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                               Mutual Life Insurance Company (the Manager's parent company); a director (since
                               June 1995) of DLB Acquisition Corporation (a holding company that owns shares of
                               David L. Babson & Company, Inc.); formerly, Chief Operating Officer (September
                               2000-June 2001) of the Manager; President and trustee (November 1999-November
                               2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                               Insurance Company; President, Chief Executive Officer and director (September
                               1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                               1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                               wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 72 portfolios as a
                               Trustee/Officer and 10 portfolios as an Officer in the OppenheimerFunds complex.



17 | OPPENHEIMER VALUE FUND/VA

TRUSTEES AND OFFICERS Unaudited/Continued

---------------------------------------------------------------------------------------------------------------
OFFICERS                       THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. LEAVY
                               AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY
                               10281-1008, FOR MR. WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH
                               OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER RESIGNATION, DEATH
                               OR REMOVAL.

CHRISTOPHER LEAVY,             Senior Vice President (since September 2000) of the Manager; an officer of 7
Vice President and Portfolio   portfolios in the OppenheimerFunds complex; prior to joining the Manager in
Manager (since 2003)           September 2000, he was a portfolio manager of Morgan Stanley Dean Witter
Age: 32                        Investment Management (1997 - September 2000).

BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 2003)         (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Age: 44                        Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
                               Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
                               Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc (offshore fund management subsidiaries of the Manager)
                               (since May 2000) and OFI Institutional Asset Management, Inc. (since November
                               2000); Treasurer and Chief Financial Officer (since May 2000) of OFI Trust
                               Company (a trust company subsidiary of the Manager); Assistant Treasurer (since
                               March 1999) of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program
                               (since April 2000); formerly Principal and Chief Operating Officer (March
                               1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An
                               officer of 82 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since
Vice President and Secretary   February 2002) of the Manager; General Counsel and a director (since November
(since 2003)                   2001) of OppenheimerFunds Distributor, Inc.; Senior Vice President and General
Age: 55                        Counsel (since November 2001) of HarbourView Asset Management Corporation; Vice
                               President and a director (since November 2000) of Oppenheimer Partnership
                               Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                               November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                               Inc., OFI Private Investments, Inc., OFI Trust Company and OFI Institutional
                               Asset Management, Inc.; General Counsel (since November 2001) of Centennial
                               Asset Management Corporation; a director (since November 2001) of Oppenheimer
                               Real Asset Management, Inc.; Assistant Secretary and a director (since November
                               2001) of OppenheimerFunds International Ltd.; Vice President (since November
                               2001) of OppenheimerFunds Legacy Program; Secretary (since November 2001) of
                               Oppenheimer Acquisition Corp.; formerly Senior Vice President (May 1985-January
                               2004), Acting General Counsel (November 2001-February 2002) and Associate
                               General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of
                               Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                               Services, Inc. (November 1989-November 2001); OppenheimerFunds International
                               Ltd. And OppenheimerFunds plc (October 1997-November 2001). An officer of 82 portfolios in the OppenheimerFunds complex.




THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


18 | OPPENHEIMER VALUE FUND/VA

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the Fund has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)      Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $8,500 in fiscal 2003. This section is not applicable to fiscal 2002 as the registrant commenced operations in fiscal 2003.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed $75,000 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              This section is not applicable to fiscal 2002 as the registrant commenced operations in fiscal 2003.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed $11,600 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              This section is not applicable to fiscal 2002 as the registrant commenced operations in fiscal 2003.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed $3,500 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              This section is not applicable to fiscal 2002 as the registrant commenced operations in fiscal 2003.

              Such fees would include services provided to the registrant's Board of Trustees with respect to the annual renewal of the registrant's investment advisory agreement.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $90,100 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

              This section is not applicable to fiscal 2002 as the registrant commenced operations in fiscal 2003.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         Not applicable for fiscal periods ending December 31, 2003.

ITEM 10.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



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ITEM 11.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)